SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14C

Information Statement Pursuant to Section 14(c) of the
Securities Exchange Act of 1934

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[  ] Definitive Information Statement

EMPIRICAL VENTURES, INC.
(Name of Registrant as Specified In Its Charter)

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EMPIRICAL VENTURES, INC.
40 Lake Bellevue Drive, Suite 100
Bellevue WA. 98005
425-256-9302
empiricaslventures2004@gmail.com

INFORMATION STATEMENT
PURSUANT TO SECTION 14 OF THE SECURITIES EXCHANGE ACT OF 1934,
AS AMENDED, AND REGULATION 14C AND SCHEDULE 14C THEREUNDER

WE ARE NOT ASKING YOU FOR A PROXY
AND YOU ARE REQUESTED NOT TO SEND US A PROXY

INTRODUCTION

This notice and information statement (the “Information Statement”) will be mailed on or about April 7, 2014 to the stockholders of record, as of March 25, 2014 to shareholders of Empirical Ventures, Inc., a Nevada corporation (the “Company” or “Empirical Ventures, Inc.”) pursuant to: Section 14(c) of the Exchange Act of 1934, as amended.

The Board of Directors of Empirical Ventures, Inc. and one (1) consenting stockholder holding an aggregate of 5,000,000 shares of 9,586,662 common sharesissued and outstanding as of March 25, 2014, have approved and consented in writing in lieu of a special meeting of the Board of Directors and a special meeting of the stockholders to the following actions:

An amendment to our Articles of Incorporation to effect a change of our name from “Empirical Ventures Inc.” to “Go-Page Corporation” (the “Name Change”)

An amendment to our Articles of Incorporation to increase the number of shares of authorized common stock from 50,000,000 to 200,000,000;

The approval of a 1 for 35 reverse stock split of the issued and outstanding shares of our Common Stock.

Such approval and consent constitute the approval and consent of a majority of the total number of shares of outstanding common stock and are sufficient under the Nevada Revised Statutes (“NRS”) and Empirical Ventures, Inc.'s Articles of Incorporation and Bylaws to approve the action.  Accordingly, the actions will not be submitted to the other stockholders of Empirical Ventures, Inc. for a vote, and this Information Statement is being furnished to stockholders to provide them with certain information concerning the action in accordance with the requirements of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the regulations promulgated thereunder, including Regulation 14C.

Please review the Information Statement included with this Notice for a more complete description of this matter. This Information Statement is being sent to you for informational purposes only.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT
TO SEND US A PROXY.

By Order of the Board of Directors,

/s/Derek Ward
Chief Executive Officer
April 17, 2014

The elimination of the need for a meeting of stockholders to approve this action is made possible by Nevada Revised Statutes which provides that the written consent of the holders of outstanding shares of voting capital stock, having not less than the minimum number of votes which would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted, may be substituted for such a meeting. In order to eliminate the costs involved in holding a special meeting of our stockholders, our Board of Directors voted to utilize the written consent of the holders of a majority in interest of our voting securities. This Information Statement is circulated to advise the shareholders of action already approved by written consent of the shareholders who collectively hold a majority of the voting power of our capital stock.

THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995 PROVIDES A “SAFE HARBOR” FOR FORWARD LOOKING STATEMENTS.

This Information Statement contains statements that are not historical facts. These statements are called “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. These statements involve important known and unknown risks, uncertainties and other factors and can be identified by phrases using “estimate,” “anticipate,” “believe,” “project,” “expect,” “intend,” “predict,” “potential,” “future,” “may,” “should” and similar expressions or words. Our future results, performance or achievements may differ materially from the results, performance or achievements discussed in the forward-looking statements. There are numerous factors that could cause actual results to differ materially from the results discussed in forward-looking statements, including:

•	Changes in relationships and market for the development of the business of the Company that would affect our earnings and financial position.

•	Considerable financial uncertainties that could impact the profitability of our business.

•	Factors that we have discussed in previous public reports and other documents filed with the Securities and Exchange Commission.

This list provides examples of factors that could affect the results described by forward-looking statements contained in this Information Statement. However, this list is not intended to be exhaustive; many other factors could impact our business and it is impossible to predict with any accuracy which factors could result in which negative impacts. Although we believe that the forward-looking statements contained in this Information Statement are reasonable, we cannot provide you with any guarantee that the anticipated results will be achieved. All forward-looking statements in this Information Statement are expressly qualified in their entirety by the cautionary statements contained in this section and you are cautioned not to place undue reliance on the forward-looking statements contained in this Information Statement. In addition to the risks listed above, other risks may arise in the future, and we disclaim any obligation to update information contained in any forward-looking statement.

EMPIRICAL VENTURES, INC.
40 Lake Bellevue Drive, Suite 100
Bellevue WA. 98005
425-256-9302
empiricasl2004@gmail.com

ACTIONS BY BOARD OF DIRECTORS
AND
CONSENTING STOCKHOLDERS

This Information Statement is being furnished byEmpirical Ventures, Inc., a Nevada corporation (“we,” “us,” “our” or the “Company”), in connection with action taken by the holders of a majority of the voting power of the Company’s issued and outstanding voting securities. By written consent dated March 25, 2014, the holders of a majority of the voting power approveda resolution to change our name from Empirical Ventures, Inc. to Go-Page Corporation, increase the number of issued and outstanding shares from 50,000,000 to 200,000,000 and effectuate a 35:1 Reverse Stock Split.  Under this Reverse Stock Split each 35 shares of our old Common Stock will be automatically converted into 1 share of new Common Stock.  We are first sending or giving this Information Statement on or about April 7, 2014 to our stockholders of record as of the close of business on March 25, 2014 (the “Record Date”).

GENERAL

Empirical Ventures, Inc. will pay all costs associated with the distribution of this Information Statement, including the costs of printing and mailing. Empirical Ventures, Inc. will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending this Information Statement to the beneficial owners of Empirical Ventures, Inc.’s common stock.

Empirical Ventures, Inc. will only deliver one Information Statement to multiple security holders sharing an address unless Go, Inc. has received contrary instructions from one or more of the security holders. Upon written or oral request, Empirical Ventures, Inc. will promptly deliver a separate copy of this Information Statement and any future annual reports and information statements to any security holder at a shared address to which a single copy of this Information Statement was delivered, or deliver a single copy of this Information Statement and any future annual reports and information statements to any security holder or holders sharing an address to which multiple copies are now delivered.  You should direct any such requests to the following address: 40 Lake Bellevue Drive, Suite 100  Bellevue WA. 98005  Attention: Peter Schulhof, President.

INFORMATION ON CONSENTING STOCKHOLDERS

Pursuant to Empirical Ventures, Inc.’s Bylaws and the Nevada Revised Statutes (“NRS”), a vote by the holders of at least a majority of Empirical Ventures, Inc.’s outstanding capital stock is required to effect the action described herein.  Empirical Ventures, Inc.’s Articles of Incorporation, as amended, does not authorize cumulative voting.  As of the record date, Empirical Ventures, Inc. had 9,586,662 shares of common stock issued and outstanding.  The voting power representing not less than 4,793,331 shares of common stock is required to pass any stockholder resolutions.  The consenting stockholder are of record and beneficial owners of 5,000,000 shares of common stock, which represents approximately 52.20% of the issued and outstanding shares of Empirical Ventures, Inc.’s common stock.  Pursuant to Chapter 78.320 of the NRS, the consenting stockholder voted, with the Board of Directors, in favor of the action described herein in a written consent, dated March 3, 2014 respectively.   No consideration was paid for the consent.  The consenting stockholder’s name, affiliation with Empirical Ventures, Inc., and his beneficial holding are as follows:

Name of Beneficial Owner and Affiliation	Title of Class	Amount and Nature of Beneficial Ownership (#)	Percent of Class (%)
Derek Ward Director, Greater than 10% Shareholder	Common	5,000,000	52.20%
All Persons as a Group (1 Person)	Common	5,000,000	52.20%

PLEASE NOTE THAT THE REVERSE STOCK SPLIT WILL NOT CHANGE YOUR PROPORTIONATE EQUITY INTERESTS IN THE COMPANY, EXCEPT AS MAY RESULT FROM THE ISSUANCE OF SHARES PURSUANT TO THE FRACTIONAL SHARES.

PURPOSE AND MATERIAL EFFECTS OF THE REVERSE STOCK SPLIT

The Board of Directors believe that among other reasons, the large number of outstanding shares of our Common Stock  have contributed to the difficulty with some business transactions , have contributed to a lack of investor and specialized fund  interest in the Company and has made it difficult to attract new investors, specialized funds and potential business candidates.   As a result, the Board of Directors has proposed the Reverse Stock Split as one method to attract business and investor opportunities in the Company.

We have no present understandings or agreements that will involve the issuance of capital stock apart from the license agreement with Psi-Tech Corporation which provides for the issuance of 20,000,000 post-split shares of Common Stock. However, we are engaged in negotiations with respect to transactions, including financings and acquisitions, reduction of debt, which could involve the issuance of capital stock. As of the date herein, there are no definitive agreements, letters of intent of memorandums of understanding with respect to any transactions, financings or acquisitions.

When a company engages in a Reverse Stock Split, it substitutes one share of stock for a predetermined amount of shares of stock. It does not increase the market capitalization of the company. An example of a reverse split is the following. A company has 10,000,000 shares of common stock outstanding. Assume the market price is $.01 per share. Assume that the company declares a 1 for 5 reverse stock split. After the reverse split, that company will have 1/5 as many shares outstanding or 2,000,000 shares outstanding. The stock will have in theory a market price of $0.05. If an individual investor owned 10,000 shares of that company before the split at $.01 per share, he will own 2,000 shares at $.05 after the split. In either case, his stock will be worth $100. The shareholderis no better off before or after. Except that such company hopes that the higher stock price will make that company look better and thus the company will be a more attractive investor or merger or purchase target for potential business. There is no assurance that that company's stock will rise in price after a reverse split or that a suitable investor, merger or purchaser candidate will emerge.

The Board of Directors believes that the Reverse Stock Split may improve the price level of our Common Stock and that the higher share price could help generate interest in the Company among investors and other business opportunities. However, the effect of the reverse split upon the market price for our Common Stock cannot be predicted, and the history of similar stock split combinations for companies in like circumstances is varied. There can be no assurance that the market price per share of our Common Stock after the reverse split will rise in proportion to the reduction in the number of shares of Common Stock outstanding resulting from the reverse split. The market price of our Common Stock may also be based on our performance and other factors, some of which may be unrelated to the number of shares outstanding.

The reverse split will affect all of our stockholders uniformly and will not affect any stockholder's percentage ownership interests in the Company or proportionate voting power, except to the extent that the reverse split results in any of our stockholders owning a fractional share. All stockholders holding a fractional share shall be issued an additional share. The principal effect of the Reverse Stock Split will be that the number of shares of Common Stock issued and outstanding will be reduced from 9,586,662 shares of Common Stock as of March 25, 2014 to approximately 273,047shares of Common Stock, $0.001 par value (depending on the number of fractional shares that are issued as any fractional shares will be rounded up). The Reverse Stock Split will affect the shares of common stock outstanding.  The Reverse Split will not affect any convertible securities currently outstanding as such securities convert based on a net calculation related to stock price alone.The Reverse Stock Split will not affect the par value of our Common Stock. As a result, on the effective date of the Reverse Stock Split, the stated capital on our balance sheet attributable to our Common Stock will be reduced to less than the present amount, and the additional paid-in capital account shall be credited with the amount by which the stated capital is reduced. The pershare net income or loss and net book value of our Common Stock will be increased because there will be fewer shares of our Common Stock outstanding.

The Reverse Stock Split will not change the proportionate equity interests of our stockholders, nor will the respective voting rights and other rights of stockholders be altered. The Common Stock issued pursuant to the Reverse Stock Split will remain fully paid and non-assessable. The Reverse Stock Split is not intended as, and will not have the effect of, a “going private transaction” covered by Rule 13e-3 under the Securities Exchange Act of 1934. We will continue to be subject to the periodic reporting requirements of the Securities Exchange Act of 1934.

Stockholders should recognize that they will own fewer numbers of shares than they presently own (a number equal to the number of shares owned immediately prior to the filing of the certificate of amendment divided by 35). While we expect that the Reverse Stock Split will result in an increase in the potential market price of our Common Stock, there can be no assurance that the Reverse Stock Split will increase the potential market price of our Common Stock by a multiple equal to the exchange number or result in the permanent increase in any potential market price (which is dependent upon many factors, including our performance and prospects). Also, should the market price of our Common Stock decline, the percentage decline as an absolute number and as a percentage of our overall market capitalization may be greater than would pertain in the absence of a reverse split. Furthermore, the possibility exists that potential liquidity in the market price of our Common Stock could be adversely affected by the reduced number of shares that would be outstanding after the reverse split. In addition, the reverse split will increase the number of stockholders of the Company who own odd lots (less than 100 shares). Stockholders who hold odd lots typically will experience an increase in the cost of selling their shares, as well as possible greater difficulty in effecting such sales. Consequently, there can be no assurance that the reverse split will achieve the desired results that have been outlined above.

SUMMARY OF REVERSE STOCK SPLIT

Below is a brief summary of the Reverse Stock Split:

The issued and outstanding Common Stock shall be reduced on the basis of one post-split share of the Common Stock for every 35 pre-split shares of the Common Stock outstanding. The consolidation shall not affect any rights, privileges or obligations with respect to the shares of the Common Stock existing prior to the consolidation.

Stockholders of record of the Common Stock as of March 25, 2014 shall have their total shares reduced on the basis of one post-split share of Common Stock for every 35 pre-split shares outstanding.

As a result of the reduction of the Common Stock, the pre-split total of issued and outstanding shares of 9,586,662 shall be consolidated to a total of approximately 273,047  issued and outstanding shares (depending on the number of fractional shares which will be rounded up).The Reverse Split of the Common Stock is expected to become effective after we file Articles of Amendment to our Articles of Incorporation (the “Effective Date”). Upon the Effective Date, the Company will notify FINRA and request an ex-dividend date. The Reverse Split will take place on the Effective Date without any action on the part of the holders of the Common Stock and without regard to current certificates representing shares of Common Stock being physically surrendered for certificates representing the number of shares of Common Stock each shareholder is entitled to receive as a result of the Reverse Split. New certificates of Common Stock will not be issued at this time.

  We do not have any provisions in our Articles, By laws, or employment or credit agreements to which we are party that have anti-takeover consequences. We do not currently have any plans to adopt anti-takeover provisions or enter into any arrangements or understandings that would have anti-takeover consequences. In certain circumstances, our management may issue additional shares to resist a third party takeover transaction, even if done at an above market premium and favored by a majority of independent shareholders.

There are no adverse material consequences or any anti-takeover provisions in either our Articles of Incorporation or Bylaws that would be triggered as a consequence of the Reverse Split. The Articles of Incorporation or Bylaws do not address any consequence of the Reverse Split.  See below for a discussion on the federal Income Tax consequences of  the Reverse Split.

BOARD AND SHAREHOLDER APPROVAL OF THE INCREASE IN AUTHORIZED SHARES OF COMMON STOCK

On March 3, 2014, the Board of Directors and  one share holder owninga majority of the voting power approved a resolution for an Increase in Authorized from Fifty Million (50,000,000) shares of Common Stock to Two hundred Million (200,000,000) shares of Common Stock, $0.001 par value, of the Company.

SUMMARY OF THE REDUCTION IN ISSUED AND OUSTANDING SHAREES

The Board of Directors believe once again that the reasons for the Reverse Stock Split, among other reasons, the large number of outstanding shares of our Common Stock have contributed to the difficulty with some business transactions , have contributed to a lack of investor and specialized fund  interest in the Company and has made it difficult to attract new investors, specialized funds and potential business candidates. In support of these beliefs, the Board of Director and the  holder of the majority of the voting shares increased the number of authorized Common Stock in order to provide the Board of Director greater latitude in completing transactions, including the issuance of shares of Common stock pursuant to the license agreement  with Psi-Tech Corporation.

We have no present understandings or agreements that will involve the issuance of capital stock apart from the license agreement with Psi-Tech Corporation which provides for the issuance of 20,000,000 post-split shares of Common Stock. However, we are engaged in negotiations with respect to transactions, including financings and acquisitions, which could involve the issuance of capital stock. As of the date herein, there are no definitive agreements, letters of intent of memorandums of understanding with respect to any transactions, financings or acquisitions.

BOARD AND SHAREHOLDER APPROVAL OF THE NAME CHANGE

On March 3, 2014, the Board of Directors and one shareholder owninga majority of the voting power approved a resolution to change our name from Empirical Ventures, Inc. to Go-Page Corporation.  The new name reflects thenew business plan resulting from the license agreement with Psi-Tech Corporation.

No Further Voting Required

We are not seeking consent, authorizations, or proxies from you. The Nevada Revised Statutes and our bylaws provide that actions requiring a vote of the stockholders may be approved by written consent of the holders of outstanding shares of voting capital stock having not less than the minimum number of votes which would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted. The approval by at least a majority of the outstanding voting power of our voting securities is required to approve the increase in the authorized shares of common stock.

Notice Pursuant to the Nevada Revised Statutes

Pursuant to the Nevada Revised Statutes, we are required to provide prompt notice of the taking of corporate action by written consent to our stockholders who have not consented in writing to such action. This Information Statement serves as the notice required by the Nevada Revised Statutes.

INTEREST OF CERTAIN PERSONS IN OR OPPOSITION TO MATTERS TO BE ACTED UPON

None.

PROPOSALS BY SECURITY HOLDERS

None.

DISSENTERS RIGHTS OF APPRAISAL
None.

“Company,” “our company,” “us,” “Go-Page” “we” and “our” refer to Empirical Ventures, Inc., unless the context requires otherwise.

SPECIAL NOTE REGARDING FORWARD-LOOKING STATEMENTS

This Information Statement contains certain forward-looking statements regarding management’s plans and objectives for future operations including plans and objectives relating to our planned marketing efforts and future economic performance. The forward-looking statements and associated risks set forth in the registration statement include or relate to, among other things, acceptance of our proposed services and the products we expect to market, our ability to establish a customer base, managements’ ability to raise capital in the future, the retention of key employees and changes in the regulation of our industry. Actual events or results may differ materially from those discussed in forward-looking statements as a result of various factors, including, without limitation, the risks outlined under “Risk Factors” disclosed in our filings with the Securities and Exchange Commission. . In light of these risks and uncertainties, there can be no assurance that the forward-looking statements contained in the Information Statement will in fact occur.

The forward-looking statements herein are based on current expectations that involve a number of risks and uncertainties. Such forward-looking statements are based on assumptions described herein.

The assumptions are based on judgments with respect to, among other things, future economic, competitive and market conditions, and future business decisions, all of which are difficult or impossible to predict accurately and many of which are beyond our control. Accordingly, although we believe that the assumptions underlying the forward-looking statements are reasonable, any such assumption could prove to be inaccurate and therefore there can be no assurance that the results contemplated in forward-looking statements will be realized. In addition,  there are a number of other risks inherent in our business and operations which could cause our operating results to vary markedly and adversely from prior results or the results contemplated by the forward-looking statements. Management decisions, including budgeting, are subjective in many respects and periodic revisions must be made to reflect actual conditions and business developments, the impact of which may cause us to alter marketing, capital investment and other expenditures, which may also materially adversely affect our results of operations. In light of significant uncertainties inherent in the forward-looking information included in the registration statement, the inclusion of such information should not be regarded as a representation by us or any other person that our objectives or plans will be achieved.

Any statement in the registration statement that is not a statement of an historical fact constitutes a “forward-looking statement”. Further, when we use the words “may”, “expect”, “anticipate”, “plan”, “believe”, “seek”, “estimate”, “internal”, and similar words, we intend to identify statements and expressions that may be forward- looking statements. We believe it is important to communicate certain of our expectations to our investors. Forward-looking statements are not guarantees of future performance. They involve risks, uncertainties and assumptions that could cause our future results to differ materially from those expressed in any forward-looking statements. Many factors are beyond our ability to control or predict. You are accordingly cautioned not to place undue reliance on such forward-looking statements. Important factors that may cause our actual results to differ from such forward-looking statements include, but are not limited to, the risks outlined under “Risk Factors” disclosed in our filings with the Securities and Exchange Commission. The reader is cautioned that our company does not have a policy of updating or revising forward-looking statements and thus the reader should not assume that silence by management of our company over time means that actual events are bearing out as estimated in such forward-looking statements.

Corporate History and Business

We are a development stage company. Originally our plan was to commercialize a travel and tourism management program and related software applications.  We have since ceased development stages for our software application and infrastructure build out due to the obsolescence and being cost prohibitive of the initial software application and have not as yet engaged in revenue producing activities.  We are currently seeking new business opportunities and have earned no revenues to date.

Corporate Background

            Empirical Ventures, Inc. is a corporation formed under the laws of the State of Nevada on April 14, 2004, whose principal executive offices are located in Bellevue Washington.  Originally, our principal business was the further development, and future production, marketing and sales via the Internet of a software product called Darrwin. We are currently seeking new business opportunities and have earned no revenues to date.

Filing History

            Empirical Ventures, Inc. ceased filing reports pursuant to the Securities Exchange Act of 1934, as amended following the filing of the quarterly report for the period ended March 31, 2010.  Subsequently, in March and April of 2014, Empirical Ventures, Inc. filed the annual and quarterly reports to bring theperiodic reports up to date. However, during the period between 2010 and 2014, Empirical Ventures, Inc. did not file proxy or information statements pursuant to Schedule 14 or any current reports on Form 8-K.  Empirical Ventures, Inc., as a remedial step, has filed a current report on Form 8-K to report certain material events that presently impact our company. In addition, management is committed to file timely annual and quarterly reports , proxy or information statements pursuant to Schedule 14 , as well as current reports on Form 8-Kas required.

Recent Corporate Developments:

Summary of the PSiTech License Transaction

            On November 28, 2013 we entered into a Memorandum of Understanding with Psitech Corporation (“Psitech”)  to obtain an exclusive license for the use of Psitech's proprietary Mobile Marketing Platform called Go-Page, in North America.

           On February 11, 2014, the Company entered into an exclusive license agreement with PsiTech Corporation and on March 6, 2014 entered into an amended license agreement with Psitech, and on March 27, 2014 the License Agreement was subsequently amended, for the use of Psitech's proprietary Mobile Marketing Platform  called Go-Page, in North America (the “License Agreement”).  The amended License Agreement is attached as Exhibit 10.1 to the Current Report on Form 8-K, filed April 10, 2014.In consideration of the licenses granted and other undertakings by Licensor hereunder, Licensee shall pay Licensor a License Fee in the aggregate amount of two hundred thousand dollars ($200,000) and, following the effectiveness of the reverse split of our common stock,  20,000,000 restricted common sharespar Value $0.001  (“License Fee”).

Consideration

The License Fee shall be due and payable as follows:

$50,000 upon signing the Memorandum of Understanding (“MOU”) between the Parties (provided, however, that Licensor hereby acknowledges receipt of this portion of the License Fee);
$50,000 upon signing of the  License Agreementand the issuance of 20,000,000 Restricted shares of Common Shares par value $0.001 on closing (on or before May 30, 2014);
There are no preemptive rights, or special privileges associated with this issuance of Company common stock; and
$100,000 on or before September 30, 2014. To date, we have paid $100,000 of these obligations.

To date this transaction has not closed as the closing is contingent on certain closing conditions, including the conditions of Article 5.1(d) of the License Agreement, which requires the effectiveness of the reverse stock splitof the issued and outstanding shares of our Common Stock,

Effect on Existing Shareholders

The reverse split will affect all of our stockholders uniformly and will affect stockholder's percentageof  ownership interests in the Company or proportionate voting power.  Upon the closing of the License Agreement and the issuance of the 20,000,000 Restrictedshares of Common Stock to there will be  dilution to existing shareholders.  Consequently, current shareholders will hold 237,047 shares of Common stock and Psitech will hold 20,000,000 shares or 99% of the issued and outstanding shares of Common Stock. and potentially putting PSiTech into a control position. PsiTech Corporation will be a control shareholder, subject to dilution of voting rights from the preferred stock  to be issued pursuant to employment agreements, and any additional issuance of common stock.

However, as a provision in the employment agreements with our President and our Chief Operating Officer, they are entitled, but have not yet exercised the right, to be issued  1,000,000 Class A Preferred Shares, each share of Class A Preferred Shares providing  100 votes (100,000,000 votes). The employment agreements are attached as Exhibits 10.2 and Exhibit 10.3 to the Current Report on Form 8-K, filed April 10, 2014 Once issued, in the event a matter came up for a vote of the shareholders, the capital voting stock shall be an aggregate of 120,237,047, of which the President and our Chief Operating Officer would control 83% of the vote,PsiTech would control 16,.6% of the vote and the current shareholders would control the remaining shares,

License Agreement Fees

The License Fees are non-cancellable and non-refundable. In addition to the License Fee payable in accordance with, Licensee shall pay a royalty (“Royalty”) to Licensor according to the following schedule (“Royalty Schedule”):

Subscribers	Royalty Payable as Percentage of Gross Revenue
0 – 5000	6.25%
5001 – 7500	6.75%
7501 – 10,000	7.00%
10,001 – 15,000	8.00%
15,001 – 20,000	8.50%
20,001 – 25,000	9.25%
25,001+	9.75%

Reports and Payment

              Not later than the fifteenth (15th) calendar day of each calendar quarter (or the first business day thereafter), Licensee shall deliver to Licensor (i) a report accurately showing Gross Revenues of the Licensee for the previous quarter, the number of Subscribers on the last day of such previous quarter and the amount of Royalties due thereon, and (ii) payment of the Royalties payable for such previous quarterly based on the Subscriber information as reflected in the report.  All payments under this Agreement shall be made in US dollars.

The License Agreement contains customary representations and warranties and pre and post-closing covenants of each party and customary closing conditions. Breaches of the representations and warranties will be subject to customary indemnification provisions, subject to specified aggregate limits of liability. The foregoing summary description of the terms of the License Agreement may not contain all information that is of interest to the reader. For further information regarding the terms and conditions of the License Agreement, this reference is made to such agreement, which is filed herewith as Exhibit 10. and is incorporated herein by this reference.
About Go-Page (PsiTech Corporation)

The following information has been provided by PsiTech Corporation (“PsiTech”).  PsiTech management has extensive experience in developing in cloud computing technologies, and has gained a deep understanding working with a wide range of enterprises and small businesses to understand the technological marketing needs and challenges they face. PsiTech found that that the average small business owner values and budgets for advertising and promotions through direct mail, media, yellow page listings and that most had a personal social listing but not any kind of online business presence because they do not have either the time or the technical skills to build and manage a website.

              Go-Page is a mobile device friendly page that displays specifically for small screens. Owners of the website administer their go-page on gopage.com (which website is expressly not incorporated by reference to this filing) to their liking, where they can offer daily deals coupons and incentives.

              Go-Page provides business analytics to track and offer statistical and retail data so that the website owner doesn't have to. It is an enhancement offering to their customers, analogous to a Facebook or Twitter link. Facebook feeds them social status, Go-Page will feed them relevant locale-data.

               It appears that today’s consumers are becoming more present-centered, they are very interested in immediate gratification, and are focused on what is going to benefit them right now.

               Mobile applications  require a completely different approach, as it is a completely new format of spatially and contextually driven communications – a new marketing language, serving relevant, congruent information to consumers based on where they are and what they’re doing.Consumers are looking for specific information or are making quick-decision purchases.

    Mobile sites and landing pages must provide simple and direct-response functionality — such as click-to-call features and only the most relevant information

               Effective mobile optimization of websites and “responsive” design, is more than shrinking a webpage down to the size of a smartphone screen. Consumers have an intimate and personal relationship with their devices. People are on the go, the structure of information needs to be entirely different with new properties for maximum user experience. Contextual relevance: The communication should be relevant to the place and the intended user response has to be appropriate given what the individual is likely doing in that place.

              Communications should be simple, elegant and navigable at a glance. The communication should promote immediate consumer action. The goal is to reduce consumer friction to have the consumer do something of value to them right now, up to and including making a purchase…now.

             Many of PsiTech's clients have inquired about PsiTech  building a website for them so they could take advantage of online marketing programs like the daily deal offered by companies like Groupon. They were in need of a website but the process discouraged them; they informed PsiTech that they found that building a website through an online companies  was often too complicated, expensive and confusing.

PsiTech has also discovered that the clients that did have websites were frustrated with their sites being outdated, no contact info, no social links, no special deal promotion capability, and  no understanding of mobile optimization. We recognized the need in the market and set out to create a “hub” webpage that had all their essential information in one page for SMB’s to connect with customers and promote their business online. As online purchases and mobile purchases via tablets and smart-phones increase, SMB survival depends on being visible and found.

              Empirical's management believes that Go-Page is a new way to create a dynamic online web-presence to promote and increase sales for your business. Go-Page is all about making webpage building a simple and enjoyable experience, accessible for everyone. Users don’t need to deal with HTML coding or any of the technical aspects of hooking up the site to a domain and hosting. Go-Page is an affordable, easy-to-use, accessible and secure cloud-based web portal that provides SMBs (Server Message Block) with the power to develop and maintain professionally designed webpages or “Go-Pages”. Go-Pages are search engine optimized (SEO) – visibility; and formatted for computers, smartphones and tablets – mobility. Server Message Block operates as an application-layer network protocol mainly used for providing shared access to files, printers, serial ports, and miscellaneous communications between nodes on a network. It also provides an authenticated inter-process communication mechanism.

The Business Opportunity

                How people find, gather and sort information has radically evolved in the last few years and is constantly changing. Almost all consumers now use online media when researching products or services in their local area.

               The numbers of media sources consumers are using when shopping for products and services in their local area continue to grow. Yet, despite changes in consumer behavior only half of all small businesses have their own website and less than a quarter of those who do have social media links.  Why?

                Management believes that there are two primary reasons for the current state.  First is cost, measured in time and money; many small businesses simply cannot afford the high costs associated with the development and maintenance of their website.  Secondly, many small and medium businesses do not have the internal skill set or aptitude to build and update a basic webpage.  In order to grow, small and medium enterprise has a critical need to market their offerings to existing to current and prospective customers in a cost effective, efficient manner.

                Traditional print advertising is costly and not as effective as it once was. A strong online presence is a must in today’s highly competitive online marketplace. Without a visible, accessible webpage, small business risks losing customers to big business and more business savvy competitors.

Intellectual Property

                  To date, we have not been granted any patents, trademarks, franchises, concessions or labor contracts at this time, however, we are preparing applications for trademarks in Canada and the United States and in the future other jurisdictions, and have no assurance of our ability to continue to use such names in association with the sale of our products and services.

                 In the future we will enter into confidentiality and proprietary rights agreements with our employees, consultants and other third parties and control access to software, documentation and other proprietary information and intend to apply for other protections in the form of patents and copyrights if applicable. Failure to provide adequate protection our proprietary rights could expose us to infringement of our rights by other parties and could offer similar services, significantly harming our competitive position and decreasing our revenues.

Government Regulation

                We currently do not require approval of any government to offer our products and services. We do not expect that there will be any governmental regulations on our business. We will voluntarily refuse to accept orders from the following countries: Afghanistan, Angola, Cuba, Democratic People's Republic of Korea [North Korea], Eritrea, Federal Republic of Yugoslavia [Serbia and Montenegro], Iran, Iraq, Liberia, Libya, Myanmar [Burma], Rwanda, Sierra Leone, Syria, and Sudan. We expect no costs or effects of compliance of federal, state and local environmental laws on our business.

We anticipate that we will incur over the next twelve months the following expenses:

Type	Amount	Percent
Salaries	119,030	4%
Professional services (Agent Commissions)	434,410	16%
(IT development)	85,572	3%
Hardware and equipment	29,200	1%
Professional services (Public company expenses)	80,000	3%
(lawyers and accountants)	35,850	1%
Programming IT development	47,632	2%
Office, rent and expenses	7,168	0%
Travel expenses	40,250	1%
Government Fees (Corporate Tax provision)	734,503	27%
Business Development fees	168,092	6%
Servers and bandwidth	137,387	5%
Bank fees and interest	163,720	6%
Administration	476,167	17%
Marketing and Advertisement	179,716	7%
Total	2,738,696	100%

MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION

Management's Discussion and Analysis of Financial Condition is based upon our financial statements, which have been prepared in accordance with accounting principles generally accepted in the United States of America. When preparing our financial statements, we make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, along with the amounts of revenues and expenses during the reported period. Significant estimates include, but are not limited to, the estimated useful lives of property and equipment and website development costs. Actual results could differ from those estimates.

RESULTS OF OPERATIONS

Working Capital
	December 31, 2013	June 30, 2013
Current Assets	$317,250	$0
Current Liabilities	$433,866	$99,616
Working Capital Deficit	$(116,616)	$(99,616)

Cash Flows
	SIX MONTH Period Ended December 31, 2013	SIX MONTH Period Ended December 31, 2012
Cash Flows used in Operating Activities	$(17,000)	$(8)
Cash Flows used in Investing Activities	$(50,000)	$-
Cash Flows provided by Financing Activities	$334,250	$-
Net Increase (Decrease) in Cash During Period	$267,250	$(8)

As of December 31, 2013, we had cash on hand of $267,250. Since our inception, we have used our common stock and promissory notes to raise money for our operations. We have not attained profitable operations and are dependent upon obtaining financing to pursue our plan of operation.

Operating Revenues

We have not generated any revenues since inception.

Operating Expenses and Net Loss

Operating expenses for the three month ended December 31, 2013 was $17,000 compared with $0 for the three month ended December 31, 2012. The increase in operating expenditures was a result of the Company's increase in funding to settle their obligations.

Operating expenses for the six month ended December 31, 2013 was $17,000 compared with $8 for the six months ended December 31, 2012. The increase in operating expenditures was attributed to the Company's increase in funding to settle their obligations.

Net loss for the three month period ended December 31, 2013 was $17,000 compared with $0 for the period ended December 31, 2012. The overall increase in net loss of $67,000 was attributed to the Company's increase in funding to settle their obligations.

Net loss for the six month period ended December 31, 2013 was $17,000 compared with $8 for the period ended December 31, 2012. The overall increase in net loss of $66,992 was attributed to the Company's increase in funding to settle their obligations.

Liquidity and Capital Resources

As at December 31, 2013, the Company’s cash balance was $267,250

As at December 31, 2013, the Company had total liabilities of $433,866.

As at December 31, 2013, the Company had a working capital deficit of$(116,616)

Cashflow from Operating Activities

During the six month period ended December 31, 2013, the Company used $17,000 of cash for operating activities compared with $0 or the three month ended December 31, 2012.

Cashflow from Investing Activities

During the six month period ended December 31, 2013 and 2012, the Company paid $50,000 and $0 in investing activities.

Cashflow from Financing Activities

During the six month period ended December 31, 2013, the Company has net cash received of $334,250 from financing activities compared, with $0 in financing activities for the same period in 2012.

Off-Balance Sheet Arrangements

We have no off-balance sheet arrangements that have or are reasonably likely to have a current or future effect on our financial condition, changes in financial condition, revenues or expenses, results of operations, liquidity, capital expenditures or capital resources.

Going Concern

We have not attained profitable operations and are dependent upon obtaining financing to pursue any extensive activities. For these reasons, our auditors stated in their report for the year ended December 31, 2013 that they have substantial doubt that we will be able to continue as a going concern without further financing.

Future Financings

We will continue to rely on equity sales of our common shares in order to continue to fund our business operations. Issuances of additional shares will result in dilution to existing stockholders. There is no assurance that we will achieve any additional sales of the equity securities or arrange for debt or other financing to fund any future business opportunities.

Critical Accounting Policies

We have identified certain accounting policies, described below, that are most important to the portrayal of our current financial condition and results of operations. Our significant accounting policies are disclosed in the notes to the audited financial statements included in this Annual Report.

  Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes for the reporting period. Significant areas requiring the use of management estimates relate to the valuation of its business.

Development Stage Enterprise

Our financial statements are prepared using the accrual method of accounting. We are a development stage company as we devote substantially all of our efforts to acquiring and developing businesses. Until such business are acquired and developed, we will continue to prepare our financial statements and related disclosures in accordance with entities in the development stage.

Recently Issued Accounting Pronouncements

We do  not expect the adoption of any recent accounting pronouncements to have a material impact on its financial statements.

Contractual Obligations

We are a smaller reporting company as defined by Rule 12b-2 of the Securities Exchange Act of 1934 and are not required to provide the information under this item.

Changes In And Disagreements With Accountants On Accounting And Financial Disclosure.

(a)	Previous Independent Registered Accounting Firm

(i) On December 18, 2013, Jewett, Swartz, Wolfe and Associates was dismissed as Empirical Ventures, Inc. (the “Company”) independent registered public accounting firm.

(ii)  Jewett, Swartz, Wolfe and Associates report on the Company’s financial statements for the fiscal year ended June 30, 2009 contained an opinion on the uncertainty of the Company to continue as a going concern because of the Company’s need to raise additional working capital to service its debt and for its planned activity.

(iii)  The Company’s Board of Directors approved the decision to change its independent registered public accounting firm due to the fact that Jewett Schwartz Wolfe and Associates had ceased operations and the firm’s PCAOB registration had been revoked on September 7, 2012.

(iv)  During the fiscal year ended June 30, 2009, and further through the date of dismissal of, there were no disagreements with Jewett, Swartz, Wolfe and Associates on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement if not resolved to the satisfaction of, would have caused them to make reference to the subject matter of the disagreement(s) in connection with their report on the Company’s financial statements for such years; and there were no reportable events, as listed in Item 304(a)(1)(iv) of Regulation S-K.

(v)  During the fiscal year ended June 30, 2009, and further through the date of dismissal of Jewett, Swartz, Wolfe and Associates, Jewett, Swartz, Wolfe and Associates did not advise the Company on any matter set forth in Item 304(a)(1)(v)(A) through (D) of Regulation S-K.

(vi) The Company dismissed Jewett, Schwartz, Wolfe and Associates due to the fact that Jewett Schwartz Wolfe and Associates had ceased operations and the firm’s PCAOB registration had been revoked on September 7, 2012.

(b)	Engagement of New Independent Registered Public Accounting Firm

On January 7, 2014 the Company engaged TAAD LLP (“TAAD LLP”) as our new independent registered public accounting firm to audit the Company’s financial statements for the fiscal year ending June 30, 2009 and June 30, 2010 and subsequent reporting periods. During the most recent fiscal years and the interim periods preceding the engagement, the Company did not consult with  TAAD LLP regarding (i) the application of accounting principles to a specific transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements, and no written report or oral advice was provided to the Company by TAAD LLP concluding there was an important factor to be considered by the Company in reaching a decision as to an accounting, auditing or financial reporting issue; or (ii) any matter that was either the subject of a disagreement, as that term is defined in Item 304 (a)(1)(iv) of Regulation S-K or a reportable event, as that term is described in Item 304 (a)(1)(v) of Regulation S-K.

MARKET FOR THE COMPANY’S COMMON EQUITY, RELATED STOCKHOLDER MATTERS AND ISSUER PURCHASES OF EQUITY SECURITIES

Common Stock

Our common stock had been originally quoted on the OTC Bulletin Board on July 28, 2008 under the symbol “EMLV" and since on the Pink Sheets, commenced March 26, 2010 under the symbol "EMLV".

The following table sets forth the high and low bid prices for our Common Stock per quarter as reported by the OTCBB for the quarterly periods indicated below based on our fiscal year end of June 30, 2013. These prices represent quotations between dealers without adjustment for retail mark-up, markdown or commission and may not represent actual transactions.

Fiscal Quarter	High	Low
First Quarter (July 1, 2012– September 30, 2012)	$0	$0
Second Quarter (October 1, 2012– December 31, 2012)	$0	$0
Third Quarter (January 1, 2013– March 31, 2013)	$0	$0
Fourth Quarter (April 1, 2013– June 30, 2013)	$0	$0
First Quarter (July 1, 2013– September 30, 2013)	$0	$0
Second Quarter (October 1, 2013– December 31, 2013)	$0	$0

From the period from inception to December 31, 2013 there has not been any trading in the common shares of the Company.

Record Holders

As of March 25, 2014, an aggregate of 9,586,662 shares of our Common Stock were issued and outstanding and were owned by approximately 37 holders of record, based on information provided by our transfer agent.

Dividends

 We have not previously paid any cash dividends on common stock and do not anticipate or contemplate paying dividends on common stock in the foreseeable future. Our present intention is to utilize all available funds to develop and expand our business.
The only restrictions that limit the ability to pay dividends on common equity, or that are likely to do so in the future, are those restrictions imposed by law and those restrictions imposed under contractual obligation. Under Nevada corporate law, no dividends or other distributions may be made which would render a company insolvent or reduce assets to less than the sum of liabilities plus the amount needed to satisfy outstanding liquidation preferences.Any future determination to pay cash dividends will be at the discretion of our board of directors, and will be dependent upon our financial condition, results of operations, capital requirements and other factors as our board may deem relevant at that time.

 DIRECTORS AND EXECUTIVE OFFICERS.

Identification of Directors and Executive Officers

The following table sets forth the names and ages of our current director(s) and executive officer(s):

Name	Age	Position with the Company	Director Since
Derek Ward	45	CEO & Director	April 14, 2004
Peter Schulhof	52	President, Treasurer, Secretary, & Director	Nov.28, 2013
Stewart Irvine	57	COO & Director	Nov. 28, 2013
Anthony Jackson	33	CFO, & Director	Jan. 10, 2014

The board of directors has no nominating, audit or compensation committee at this time.

Term of Office

Each of our directors is appointed to hold office until the next annual meeting of our stockholders or until his respective successor is elected and qualified, or until he resigns or is removed in accordance with the provisions of the Nevada General Corporate Law. Our officers are appointed by our Board of Directors and hold office until removed by the Board or until their resignation

Background and Business Experience

The business experience during the past five years of the person presently listed above as an Officer or Director of the Company is as follows:

Biographical Information

Derek Ward-CEO, Director

Mr. Ward has Acted as our President, Secretary, Treasurer and a Director since the Company’s inception (April 14, 2004). From 2005 to present Mr. Ward has been employed as a project business development manager for Donalco Western is an, importer, and distributor, specializing in fire proofing materials, asbestos removal, PCB's, lead and mould .  Mr. Ward’s duties include: project oversight, training employees, development of marketing plans and the setup and implementation of project sites. Also, Mr. Ward manages the development of new clients

Peter Schulhof- President, Secretary, Treasurer, Director

Mr. Schulhof was appointed a director and officer on November 28, 2013 and for over the last five years, Peter Schulhof served as Director and Chief Executive Officer of Westridge Resources Inc., a junior resource company focusing on gold and silver from September 27, 2011 to January 18, 2013 and also served as its President from August 23, 2011 to January 18, 2013.

Mr. Schulhof  has, and continues to be, Chief Executive Officer of Six Star Capital since 1999. Six Star Capital has concentrated on teaming, financing and growing, technology and resource based businesses both private and public.

Stewart Irvine-COO, Director

Mr. Irvine was appointed a director and officer on November 28, 2013 and for over the last five years, Mr. Irvine has nearly 30 years experience building profitable, high growth information technology companies.

From 1999 to 2007, he founded and was the president and chief executive officer of Zamage Digital Art Imaging, an on-demand photo-to-art digital printing and framing company. His primary duty and responsibility included overseeing the day to day operations of that company.
 In 2007, Mr. Irvine founded, and has since been the Chief Executive Officer Imogo Mobile Technologies Corp., a company that integrates all features needed to work remotely from anywhere in the world with an internet connection. As Chief Executive Officer, Mr. Irvine is responsible for overseeing the company’s overall strategic direction, planning and execution.

He studied business administration at Columbia College and continues to study business programs at the British Columbia Technical Institute (BCIT) and the University of British Columbia (UBC), where Mr. Irvine acquired a diploma in advertising.

Anthony Jackson-CFO, Director

 Mr. Jackson was Appointed a director and officer on January 10, 2014 and for over the last five years, Mr. Anthony Jackson, CA is a Principal at BridgeMark Financial Corp. providing administration, corporate compliance, and financial reporting activities to public and private companies. Mr. Jackson is also founder of Jackson & Company Chartered Accountants assisting private and public companies with full service accounting and tax functions. Prior to his time at BridgeMark, Mr. Jackson spent a number of years working at Ernst & Young LLP while obtaining his CA designation before moving onto work as a senior analyst at a boutique investment banking firm.

Most recently Mr. Jackson has had extensive experience as a Director and CFO of numerous publicly traded corporations. Mr. Jackson earned a Bachelor of Business Administration degree from Simon Fraser University, and holds the professional designation of Chartered Accountant (CA), where he is a member of the BC and Canadian Institute of Chartered Accountants.

Significant Employees and Consultants

Identification of Significant Employees

We have no significant employees other than our Board of Directors

 Family Relationships

We currently do not have any officers or directors of our Company who are related to each other.

Involvement in Certain Legal Proceedings

During the past ten years no director, executive officer, promoter or control person of the Company has been involved in the following:

(1)
A petition under the Federal bankruptcy laws or any state insolvency law which was filed by or against, or a receiver, fiscal agent or similar officer was appointed by a court for the business or property of such person, or any partnership in which he was a general partner at or within two years before the time of such filing, or any corporation or business association of which he was an executive officer at or within two years before the time of such filing;

(2)	Such person was convicted in a criminal proceeding or is a named subject of a pending criminal proceeding (excluding traffic violations and other minor offenses);

(3)
Such person was the subject of any order, judgment, or decree, not subsequently reversed, suspended or vacated, of any court of competent jurisdiction, permanently or temporarily enjoining him from, or otherwise limiting, the following activities:

i.
Acting as a futures commission merchant, introducing broker, commodity trading advisor, commodity pool operator, floor broker, leverage transaction merchant, any other person regulated by the Commodity Futures Trading Commission, or an associated person of any of the foregoing, or as an investment adviser, underwriter, broker or dealer in securities, or as an affiliated person, director or employee of any investment company, bank, savings and loan association or insurance company, or engaging in or continuing any conduct or practice in connection with such activity;

ii.	Engaging in any type of business practice; or

iii.	Engaging in any activity in connection with the purchase or sale of any security or commodity or in connection with any violation of Federal or State securities laws or Federal commodities laws;

(4)
Such person was the subject of any order, judgment or decree, not subsequently reversed, suspended or vacated, of any Federal or State authority barring, suspending or otherwise limiting for more than 60 days the right of such person to engage in any activity described in paragraph (f)(3)(i) of this section, or to be associated with persons engaged in any such activity;

Such person was found by a court of competent jurisdiction in a civil action or by the Commission to have violated any Federal or State securities law, and the judgment in such civil action or finding by the Commission has not been subsequently reversed, suspended, or vacated;

(5)
Such person was found by a court of competent jurisdiction in a civil action or by the Commodity Futures Trading Commission to have violated any Federal commodities law, and the judgment in such civil action or finding by the Commodity Futures Trading Commission has not been subsequently reversed, suspended or vacated;

(6)
Such person was the subject of, or a party to, any Federal or State judicial or administrative order, judgment, decree, or finding, not subsequently reversed, suspended or vacated, relating to an alleged violation of:

i.	Any Federal or State securities or commodities law or regulation; or

ii.
Any law or regulation respecting financial institutions or insurance companies including, but not limited to, a temporary or permanent injunction, order of disgorgement or restitution, civil money penalty or temporary or permanent cease-and-desist order, or removal or prohibition order; or

iii.	Any law or regulation prohibiting mail or wire fraud or fraud in connection with any business entity; or

(7)
Such person was the subject of, or a party to, any sanction or order, not subsequently reversed, suspended or vacated, of any self-regulatory organization (as defined in Section 3(a)(26) of the Exchange Act (15 U.S.C. 78c(a)(26))), any registered entity (as defined in Section 1(a)(29) of the Commodity Exchange Act (7 U.S.C. 1(a)(29))), or any equivalent exchange, association, entity or organization that has disciplinary authority over its members or persons associated with a member.

Audit Committee and Audit Committee Financial Expert

The Company does not have an audit committee or an audit committee financial expert (as defined in Item 407 of Regulation S-K) serving on its Board of Directors. All current members of the Board of Directors lack sufficient financial expertise for overseeing financial reporting responsibilities.  The Company has not yet employed an audit committee financial expert on its Board due to the inability to attract such a person.

The Company intends to establish an audit committee of the board of directors, which will consist of independent directors. The audit committee’s duties will be to recommend to the Company’s board of directors the engagement of an independent registered public accounting firm to audit the Company’s financial statements and to review the Company’s accounting and auditing principles.

The audit committee will review the scope, timing and fees for the annual audit and the results of audit examinations performed by the internal auditors and Independent Registered Public Accounting Firm, including their recommendations to improve the system of accounting and internal controls. The audit committee will at all times be composed exclusively of directors who are, in the opinion of the Company’s board of directors, free from any relationship which would interfere with the exercise of independent judgment as a committee member and who possess an understanding of financial statements and generally accepted accounting principles.

Code of Ethics

We have adopted a Code of Ethics (the “Code”) that applies to our directors, officers and employees, including our Chief Executive Officer and Chief Financial Officer.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934 requires our directors, executive officers, and persons who beneficially own more than ten percent of a registered class of our equity securities to file with the SEC initial reports of ownership and reports of change in ownership of common stock and other equity securities of the Company. Officers, directors and greater than ten percent stockholders are required by SEC regulations to furnish us with copies of all Section 16(a) forms they file.

Based solely upon a review of Forms 3 and 4 and amendments thereto furnished to us under Rule 16a-3(e) during the year ended June 30, 2013, Forms 5 and any amendments thereto furnished to us with respect to the year ended June 30, 2013, and the representations made by the reporting persons to us, we believe that during the year ended June 30, 2013, our executive officers and directors and all persons who own more than ten percent of a registered class of our equity securities have not complied with all Section 16(a) filing requirements.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth, as ofMarch 25, 2014certain information regarding the ownership of Empirical Ventures, Inc.’s capital stock by each director and executive officer of Empirical Ventures, Inc., each person who is known to Empirical Ventures, Inc. to be a beneficial owner of more than 5% of any class of Empirical Ventures, Inc.’s voting stock, and by all officers and directors of Empirical Ventures, Inc. as a group.  Unless otherwise indicated below, to Empirical Ventures, Inc.’s knowledge, all persons listed below have sole voting and investing power with respect to their shares of capital stock, except to the extent authority is shared by spouses under applicable community property laws.

Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission (“SEC”) and generally includes voting or investment power with respect to securities.  Shares of common stock subject to options, warrants or convertible securities exercisable or convertible within 60 days of March 25, 2014and March 25, 2014are deemed outstanding for computing the percentage of the person or entity holding such options, warrants or convertible securities but are not deemed outstanding for computing the percentage of any other person, and is based on 9,586,662 shares of common stock issued and outstanding on a fully diluted basis, as of March 25, 2014.

NAME AND ADDRESS OF BENEFICIAL OWNER (1)	AMOUNT AND NATURE OF BENEFICIAL OWNERSHIP	PERCENT OF CLASS (2)
Derek Ward (3)	5,000,000 ( common stock)	52.20%
Peter Schulhof (4)(6) President, Secretary, Treasurer and Director	-0-	*
Stewart Irvine (5)(7) COO and Director	-0-	*
Anthony Jackson (8) CFO and Director	-0-	*
All officers and directors as a group (1 person)	-0-	52.20%

 * less than 1%
(1)  Unless otherwise noted, the address of each person listed is c/o Empirical Ventures, Inc.,40 Lake Bellevue Drive, Suite 100  Bellevue WA. 98005
(2)  This table is based on 9,586,662 shares of common stock issued and outstanding on March 19, 2014
(3)  Mr. Ward was appointed CEO, President, Secretary, Treasurer and Director on April 14, 2004, and resigned his positions as President, Secretary, Treasurer on November 28, 2013 and January 24, 2014 respectively. Mr Ward still remains CEO and a director.
(4) AppointedSecretary, Treasurer and Director on November 28, 2013.
(5) Appointed Director on November 28, 2013
(6) Appointed President on January 24, 2014
(7) Appointed COO on January 24, 2014
(8) Appointed  CFO and Director January 10, 2014

Common Stock

The shares of our common stock presently outstanding, and any shares of our common stock issues upon exercise of stock options and/or common stock purchase warrants, will be fully paid and non-assessable. Each holder of common stock is entitled to one vote for each share owned on all matters voted upon by shareholders, and a majority vote is required for all actions to be taken by shareholders. In the event we liquidate, dissolve or wind-up our operations, the holders of the common stock are entitled to share equally and ratably in our assets, if any, remaining after the payment of all our debts and liabilities and the liquidation preference of any shares of preferred stock that may then be outstanding. The common stock has no preemptive rights, no cumulative voting rights, and no redemption, sinking fund, or conversion provisions. Since the holders of common stock do not have cumulative voting rights, holders of more than 50% of the outstanding shares can elect all of our Directors, and the holders of the remaining shares by themselves cannot elect any Directors. Holders of common stock are entitled to receive dividends, if and when declared by the Board of Directors, out of funds legally available for such purpose, subject to the dividend and liquidation rights of any preferred stock that may then be outstanding.

EXECUTIVE COMPENSATION

The following tables set forth certain information about compensation paid, earned or accrued for services by our President and all other executive officers (collectively, the “Named Executive Officers”) in the fiscal years ended June 30, 2013 and 2012:

Summary Compensation Table

Director Compensation

The following table sets forth director compensation as of the fiscal year ended June 30, 2013:
Name and Principal Position	Fiscal Year Ended 6/30	Salary ($)	Bonus ($)	Stock Awards ($)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)	Change in Pension Value and Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($)	Total ($)
Derek Ward CEO, and Director(1)	2013	-0-	-0-	-0-	-0-	-0-	-0-	-0-	-0-
	2012	-0-	-0-	-0-	-0-	-0-	-0-	-0-	-0-
Peter SchulhofPresident,Treasurer, Secretary, and Director(2)	2013	-0-	-0-	-0-	-0-	-0-	-0-	-0-	-0-

Stewart IrvineCOO, and Director(3)	2013	-0-	-0-	-0-	-0-	-0-	-0-	-0-	-0-

Anthony JacksonCFO, and Director (4)	2013	-0-	-0-	-0-	-0-	-0-	-0-	-0-	-0-

1. Mr. Derek Ward has been a director of our company since April 2004. He was appointed as chief executive officer, chief financial officer, of our company on April 2004 Mr. Ward  resigned his positions as Secretary Treasurer, on November 28, 2013 and as President onJanuary 24, 2014.  Mr Ward still remains CEO and a director.

2. Mr. Peter Schulhof has been a director of our company since November 28, 2013. He was appointed as Secretary, Treasurer, of our company on November 28, 2013, and became President onJanuary 24, 2014.

3. On November 28, 2013, Mr. Stewart Irvine  became  a director of our company, and onJanuary 24  he was appointed COO.

4. On January 10, 2014, Mr. Anthony Jackson  became an officer and director of our company. Additionally, onJanuary 10, 2014 he was appointed as CFO.

Outstanding Option Awards at Year End

None

Option Exercises and Stock Vested Table

None.

Pension Benefits Table

None.

Non-Qualified Deferred Compensation Table

None.

All Other Compensation Table

None.

Perquisites Table

None.

Employment Agreements

Empirical Ventures, Inc. currently has employment agreements with our President and COO.

Other Compensation

There are no annuity, pension or retirement benefits proposed to be paid to officers, directors, or employees of our company in the event of retirement at normal retirement date as there was no existing plan as of June 30, 2013provided for or contributed to by our company.

Directors of our company who are also employees do not receive cash compensation for their services as directors or members of the committees of the Board of Directors.  All directors may be reimbursed for their reasonable expenses incurred in connection with attending meetings of the Board of Directors or management committees.

Outstanding Equity Awards at Fiscal Year-End

No executive officer or director received any equity awards, or holds exercisable or unexercisable options, as of the year ended June 30, 2013.

Securities Authorized for Issuance under Equity Compensation Plans

Empirical Ventures, Inc. has no equity compensation plans.

CHANGE IN CONTROL

Change of Control

           On February 11, 2014, the Company entered into an exclusive license agreement with PsiTech Corporation and on March 6, 2014 entered into an amended license agreement with Psitech, and on March 27, 2014 the License Agreement was subsequently amended,  for the use of Psitech's proprietary Mobile Marketing Platform  called Go-Page, in North America.  In consideration of the licenses granted and other undertakings by Licensor hereunder, Licensee shall pay Licensor a License Fee in the amount of two hundred thousand dollars ($200,000) and, following the effectiveness of the reverse split of our common stock,  20,000,000 restricted common shares . Consequently, upon issuance of the post-split 20,000,000 restricted common shares, PsiTech Corporation will be a control shareholder, subject to dilution of voting rights from the preferred stock  to be issued pursuant to employment agreements, and any additional issuance of common stock.

Consequently, current shareholders will hold 237,047 shares of Common stock and Psitech will hold  20,000,000 shares or 99% of the issued and outstanding shares of Common Stock. and potentially putting PSiTech into a control position. PsiTech Corporation will be a control shareholder, subject to dilution of voting rights from the preferred stock  to be issued pursuant to employment agreements, and any additional issuance of common stock
.
However, as a provision in the employment agreements with our President and our Chief Operating Officer, they are entitled, but have not yet exercised the right, to be issued  1,000,000 Class A Preferred Shares, each share of Class A Preferred Shares providing  100 votes (100,000,000 votes).  The employment agreements are attached as Exhibits 10.2 and Exhibit 10.3 to the Current Report on Form 8-K, filed April 10, 2014 Once issued, in the event a matter came up for a vote of the shareholders, the capital voting stock shall be an aggregate of 120,237,047, of which the President and our Chief Operating Officer would control 83% of the vote,  PsiTech would control 16,.6% of the vote and the current shareholders would control the remaining shares,

NOTICE TO STOCKHOLDERS OF ACTIONS APPROVED BY THE BOARD OF DIRECTORS AND CONSENTING STOCKHOLDERS

The following actionsweretaken based upon the unanimous recommendation of the Board of Directors and the written consent of the consenting stockholders:

1. AMENDMENT TO ARTICLES OF INCORPORATION TO EFFECT A CHANGE OF NAME OF THE COMPANY FROM “EMPIRICAL VENTURES, INC.” TO “GO-PAGE CORPORATION”

On March 3, 2014, the Board of Directors and the consenting stockholders on March 3, 2014adopted and approved  resolutions to effect an amendment to our Articles of Incorporation to effect a change of our name from “EMPIRICAL VENTURES, INC.” to “GO-PAGE CORPORATION”.

2. AMENDMENT TO ARTICLES OF INCORPORATION TO EFFECTTHE INCREASE OF AUTHORIZED SHARE CAPITAL

On March 3, 2014the Board of Directors and the consenting stockholder adopted and approved a resolution to effect an amendment to our Articles of Incorporation to increase the number of shares of authorized common stock from 50,000,000 to 200,000,000.  Such amendment is referred to herein as the “Authorized Shares Amendment.”

3.  RESOLUTIONS TO EFFECT A CONSOLIDATION OF SHARE CAPITAL

On March 3, 2014the Board of Directors and the consenting stockholder adopted and approved a resolution to effect a reverse split on thirty five old shares for one new share (1:35) basis.

As of March 25, 2014 Empirical Ventures, Inc.had 50,000,000 shares of common stock authorized, of which 9,586,662 shares were issued and outstanding.  As a result of the Authorized Shares Amendment, Empirical Ventures, Inc. will have 200,000,000 shares of shares of common stock authorized for issuance, of which 273,904 are available for issuance, after also giving effect to a thirty five old share-for-one new share (1:35) reverse stock split.

Effective Date

Under Rule 14c-2, promulgated pursuant to the Exchange Act, name change shall be effective twenty (20) days after this Information Statement is mailed to stockholders of Empirical Ventures, Inc..  We anticipate the effective date to be on or about April 27, 2014.

FEDERAL INCOME TAX CONSEQUENCES

 The following summary of material federal income tax consequences of the Reverse Split does not purport to be a complete discussion of all of the possible federal income tax consequences. Further, it does not address any state, local, foreign or other income tax consequences, nor does it address the tax consequences to shareholders that are subject to special tax rules, such as banks, insurance companies, regulated investment companies, personal holding companies, foreign entities, nonresident alien individuals, broker-dealers and tax-exempt entities. The discussion is based on the United States federal income tax laws as of the date of this Information Statement. Such laws are subject to change retroactively as well as prospectively. This summary also assumes that the shares of Common Stock are held as “capital assets,” as defined in the Internal Revenue Code of 1986, as amended. The tax treatment of a shareholder may vary depending on the facts and circumstances of such shareholder.

EACH SHAREHOLDER IS URGED TO CONSULT WITH SUCH SHAREHOLDER’S TAX ADVISOR WITH RESPECT TO THE PARTICULAR TAX CONSEQUENCES OF THE REVERSE SPLIT.

 No gain or loss will be recognized by a shareholder as a result of the Reverse Split. The aggregate tax basis of the shares received in the Reverse Split will be the same as the shareholder’s aggregate tax basis in the shares exchanged. The shareholder’s holding period for the shares received in the Reverse Split will include the period during which the shareholder held the shares surrendered as a result of the Reverse Split. The Company’s views regarding the tax consequences of the Reverse Split are not binding upon the Internal Revenue Service or the courts, and there is no assurance that the Internal Revenue Service or the courts would accept the positions expressed above. The state and local tax consequences of the Reverse Split may vary significantly as to each shareholder, depending on the state in which such shareholder resides.

 This summary of the tax consequences of the Reverse Split is not binding on the Internal Revenue Service or the courts, and the tax treatment to particular stockholders may vary depending upon each stockholder’s particular facts and circumstances. Accordingly, each stockholder should consult with the stockholder’s own tax advisor with respect to all of the potential tax consequences of the Reverse Split.

ADDITIONAL INFORMATION

We are subject to the informational requirements of the Exchange Act, and in accordance therewith file reports, proxy statements and other information including annual and quarterly reports on Form 10-K and 10-Q with the SEC. Copies of these documents can be obtained upon written request addressed to the SEC, Public Reference Section, 100 F Street, N.E., Washington, D.C., 20549, at prescribed rates.  The SEC also maintains a web site on the Internet (http://www.sec.gov) where reports, proxy and information statements and other information regarding issuers that file electronically with the SEC through the Electronic Data Gathering, Analysis and Retrieval System may be obtained free of charge.

INFORMATION INCORPORATED BY REFERENCE

         The following documents are incorporated herein by reference and are deemed to be a part hereof from the date of filing of such documents:

Annual Report on Form 10-K for the fiscal year ended December 31, 2013.
Quarterly Reports on Form 10-Q for the quarters ended March 31, 2013, June 30, 2013 and September 30, 2013,Reports on Form 8-K filed in fiscal 2014.

All  documents  filed by the Company  with the SEC pursuant to Sections 13(a), 13(c), 14 or 15(d) of the Exchange Act after the date of this Information Statement and prior to the effective date of the action taken described herein.

         Any  statement  contained  in a document  incorporated  or deemed to be incorporated  by reference  herein shall be deemed to be modified or  superseded for  purposes  of this Information Statement  to the extent  that a  statement contained herein, or in any other subsequently filed document that also is, or is deemed to be,  incorporated  by reference  herein,  modifies or  supersedes  such statement.  Any such statement so modified or superseded shall not be deemed, except as so modified or superseded, to constitute a part of this Information Statement.

         This Information Statement incorporates, by reference, certain documents that are not presented herein or delivered herewith.  Copies of any such documents, other than exhibits to such documents which are not specifically incorporated by reference herein, are available without charge to any person, including any stockholder, to whom this proxy statement is delivered, upon written or oral request to our Secretary at our address and telephone number set forth herein and further undertake to mail to shareholders all documents incorporated by referenceincluded in the Schedule14C .

COMPANY CONTACT INFORMATION

All inquiries regarding Empirical Ventures, Inc. should be addressed to Peter Schulhof, President, at Empirical Ventures, Inc.’s principal executive offices, at: 40 Lake Bellevue Drive, Suite 100  Bellevue WA. 98005  Mr. Schulhof may also be reached by telephone at 425-256-3902.

This is not a notice of a meeting of stockholders and no stockholders meeting will be held to consider the matters described herein. This Information Statement is being furnished to you solely for the purpose of informing stockholders of the matters described herein pursuant to Section 14(c) of the Exchange Act and the regulations promulgated thereunder, including Regulation 14C.

By Order of the Board of Directors,

By:	/s/ Derek Ward
Name: Derek Ward
Title: Chief Executive Officer